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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                       December 4, 2002 (December 4, 2002)


                            ROCKWELL AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-12383              25-1797617
  (State or Other Jurisdiction        (Commission          (IRS Employer
  of Incorporation)                   File Number)       Identification No.)


  777 East Wisconsin Avenue, Suite 1400, Milwaukee, Wisconsin          53202
  (Address of Principal Executive Offices)                           (Zip Code)



       Registrant's telephone number, including area code: (414) 212-5299




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.     Other Events and Regulation FD Disclosure.

                  Registrant's press release dated December 4, 2002 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

            99.1  Press release of Registrant dated December 4, 2002.





                                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROCKWELL AUTOMATION, INC.
                                              (Registrant)



                                        By:  /s/ William J. Calise, Jr.
                                           --------------------------------
                                           William J. Calise, Jr.
                                           Senior Vice President, General
                                           Counsel and Secretary


Dated:  December 4, 2002



                              (Page 2 of 3 Pages)

                                  EXHIBIT INDEX


 Exhibit                           Description                     Sequentially
  Number                           -----------                     Numbered Page
  ------                                                           -------------
   99.1    Press Release of Registrant dated December 4, 2002.










                              (Page 3 of 3 Pages)